As filed with the Securities and Exchange Commission on May 26, 2010

Registration No. 333-166809

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NCL CORPORATION LTD.

(Exact name of registrant as specified in charter)

Bermuda	4400	20-0470163
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

7665 Corporate Center Drive

Miami, Florida 33126

(305) 436-4000

GUARANTORS LISTED ON SCHEDULE A HERETO

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Daniel S. Farkas, Esq.

NCL Corporation Ltd.

Senior Vice President and General Counsel

7665 Corporate Center Drive

Miami, Florida 33126

(305) 436-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

With a copy to:

William B. Kuesel, Esq.

O’Melveny & Myers LLP

7 Times Square

New York, New York 10036

(212) 326-2000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number
Norwegian Dawn Limited	Isle of Man	7665 Corporate Center Drive Miami, Florida 33126 (305) 436-4000	98-0415512

Norwegian Spirit, Ltd.	Bermuda	7665 Corporate Center Drive Miami, Florida 33126 (305) 436-4000	20-0491115

Norwegian Star Limited	Isle of Man	7665 Corporate Center Drive Miami, Florida 33126 (305) 436-4000	20-0497257

Norwegian Sun Limited	Bermuda	7665 Corporate Center Drive Miami, Florida 33126 (305) 436-4000	98-0415511

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment No. 1”) to NCL Corporation Ltd.’s Registration Statement on Form F-4 (Registration No. 333-166809) (the “Registration Statement”) is being filed solely for the purpose of updating the exhibit index included in Part II, Item 21(a) of the Registration Statement and the exhibit index attached to the Registration Statement. These updates to the exhibit index consist of (i) the replacement of the “++” symbol with the “+” symbol and the deletion of the “++” footnote, (ii) the insertion of a “*” symbol and related footnote to indicate items that have been previously filed, and (iii) changes to the incorporation by reference language for Exhibits 10.5, 10.14, 10.20, 10.24, 10.32 and 10.42 to cross-reference to Amendment No. 1 to the annual report on Form 20-F, for the fiscal year ended December 31, 2009, filed by NCL Corporation Ltd. on May 25, 2010 (the “20-F Amendment”). The 20-F Amendment was filed with exhibits containing additions of previously omitted portions and changes in the redacted portions of such exhibits in connection with NCL Corporation Ltd.’s request for confidential treatment of portions of such exhibits. These additions and changes in redactions were made in response to comments that NCL Corporation Ltd. received from the Securities and Exchange Commission regarding its confidential treatment request. This Amendment No. 1 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus has been omitted and this Amendment No. 1 consists of only the registration statement cover page (and schedule thereto), this explanatory note and Part II of the registration statement.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Registrants Incorporated in Bermuda

The Companies Act 1981 of Bermuda (the “Companies Act”) requires every officer, including directors, of a company in exercising powers and discharging duties, to act honestly in good faith with a view to the best interests of the company, and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The Companies Act provides that a Bermuda company may indemnify its directors in respect of any loss arising or liability attaching to them as a result of any negligence, default, breach of duty or breach of trust of which they may be guilty. The Companies Act further provides that any provision, whether in the bye-laws of a company or in any contract between the company and any officer or any person employed by the company as auditor, exempting such officer or person from, or indemnifying him against, any liability which by virtue of any rule of law would otherwise attach to him, in respect of any fraud or dishonesty of which he may be guilty in relation to the company shall be void.

Subject to certain provisions of our bye-laws, every director and officer shall be indemnified against all liabilities, loss, damage or expense, including, but not limited to, liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable, incurred or suffered by him as director or officer; provided that the indemnity contained in the bye-laws will not extend to any matter which would render it void under the Companies Act as discussed above. In addition, as permitted by our bye-laws, we maintain insurance for the benefit of our directors, officers or employees in respect of any liability that may be incurred by them arising in connection with their duties to the Company.

Registrants Incorporated in Isle of Man

Persons appointed as directors of our Isle of Man Registrants are subject to the various duties imposed upon directors such as their common law and fiduciary duties to act bona fide in the best interests of the company and for proper purposes.

The Isle of Man Companies Act 2006 (the “Act”) provides that subject to contrary provision in its articles of association, an Isle of Man company may indemnify its directors against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with any pending or completed proceedings, whether civil, criminal, administrative or investigative attaching to such director. However, such indemnification will not apply unless such director has acted honestly and in good faith and in what he believes to be in the best interests of the company and, in the case of criminal proceedings, had no reasonable cause to believe that his conduct was unlawful.

The Act further permits an Isle of Man company to purchase and maintain insurance for the benefit of its directors in respect of any liability that may be incurred by them arising in connection with their duties to the company.

Insurance

Each of the Registrants’ currently maintains an insurance policy which, within the limits and subject to the terms and conditions thereof, covers certain expenses and liabilities that may be incurred by directors and officers in connection with proceedings that may be brought against them as a result of an act or omission committed or suffered while acting as a director or officer of such Registrant.

Item 21.	Exhibits and Financial Statement Schedules

(a) The following exhibits are attached hereto:

Exhibit Number	Description of Exhibit

3.1	Memorandum of Association of NCL Corporation Ltd. (incorporated herein by reference to Exhibit 3(a) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780))

3.2	Amended and Restated Bye-Laws of NCL Corporation Ltd. dated January 7, 2008 (incorporated herein by reference to Exhibit 4.47 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

4.1	Indenture, dated November 12, 2009, by and among NCL Corporation Ltd. as Issuer and Norwegian Dawn Limited, Norwegian Sun Limited, Norwegian Spirit, Ltd. and Norwegian Star Limited as subsidiary guarantors and US Bank National Association as Indenture Trustee with respect to $450.0 million 11.75% Senior Notes due 2016 (incorporated by reference to Exhibit 2.5 to our annual report on Form 20-F filed on February 24, 2010 (File No. 333-128780))

4.2	Registration Rights Agreement, dated November 12, 2009, by and among NCL Corporation Ltd. and Norwegian Star Limited, Norwegian Spirit, Ltd., Norwegian Sun Limited and Norwegian Dawn Limited, as guarantors and Deutsche Bank Securities, Inc., Barclays Capital, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. with respect to $450.0 million 11.75% Senior Notes due 2016 (incorporated by reference to Exhibit 2.6 to our annual report on Form 20-F filed on February 24, 2010 (File No. 333-128780))

5.1	Opinion of O’Melveny & Myers LLP*

5.2	Opinion of Cox Hallett Wilkinson*

5.3	Opinion of Cains Advocates Limited*

10.1	Euro 298.0 million Pride of America Loans, dated as of April 4, 2003, by and among Ship Holding LLC and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4(e) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780)) +

10.2	Supplemental Amendments, dated June 1, 2005, to Euro 298.0 million Pride of America Loans, dated as of April 4, 2003, by and among Pride of America Ship Holding, Inc., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.6 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333- 128780))

10.3	Seventh Supplemental Deed to Euro 258.0 million Pride of America Loans and Sixth Supplemental Deed to Euro 40.0 million Pride of America Loans, both dated November 13, 2006, to Euro 298.0 million Pride of America Loans, dated as of April 4, 2003, as amended, by an agreement dated April 20, 2004, by and among Pride of America Ship Holding, Inc. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.27 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.4	Eighth Supplemental Deed to Euro 258.0 million Pride of America Loan and Seventh Supplemental Deed to Euro 40.0 million Pride of America Loan, each dated as of April 4, 2003, each as amended, dated December 21, 2007, by and among Pride of America Ship Holding, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantees by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.58 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

Exhibit Number	Description of Exhibit

10.5	Ninth Supplemental Deed to Euro 258.0 million Pride of America Loan and Eighth Supplemental Deed to Euro 40.0 million Pride of America Loan, each dated as of April 4, 2003, each as amended, dated April 2, 2009, by and among Pride of America Ship Holding, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.36 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10.6	Merchant Services Bankcard Agreement, dated as of March 26, 2004, among NCL Corporation Ltd., Chase Merchant Services, LLC and JPMorgan Chase Bank (incorporated herein by reference to Exhibit 10(a) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780))

10.7	Facility Agreement, dated as of September 23, 2005, in connection with Letters of Credit required by the Merchant Services Bankcard Agreement, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.9 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.8	First Supplemental Deed, dated November 13, 2006, to Facility Agreement, dated September 23, 2005, in connection with Letters of Credit required by the Merchant Services Bankcard Agreement, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.29 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.9	Third Supplemental Deed, dated December 21, 2007, to Facility Agreement, dated as of September 23, 2005, as amended, in connection with Letters of Credit required by the Merchant Services Bankcard Agreement, by and among NCL Corporation Ltd., Norwegian Sun Limited, Norwegian Dawn Limited and a syndicate of international banks (incorporated herein by reference to Exhibit 4.61 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.10	Euro 334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, by and among Norwegian Jewel Limited and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4(h) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780)) +

10.11	First Supplemental Deed, dated as of September 30, 2005, to Euro 334.1 million Norwegian Jewel Loan, by and among Norwegian Jewel Limited, NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.11 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.12	Second Supplemental Deed, dated April 4, 2006, and Third Supplemental Deed, dated November 13, 2006, to $334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, as amended, by and among Norwegian Jewel Limited and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.30 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.13	Fourth Supplemental Deed, dated December 21, 2007, to $334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, as amended, by and among Norwegian Jewel Limited, NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.57 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.14	Fifth Supplemental Deed, dated April 2, 2009, to $334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, as amended, by and among Norwegian Jewel Limited, NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.35 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

Exhibit Number	Description of Exhibit

10.15	Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4(i) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780)) +

10.16	Second Supplemental Deed, dated as of September 30, 2005, to Euro 308.1 million Pride of Hawai’i Loan, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.13 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.17	Third Supplemental Deed, dated November 13, 2006, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.31 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.18	Fourth Supplemental Deed, dated December 21, 2007, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.59 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.19	Fifth Supplemental Deed, dated February 10, 2008, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.60 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.20	Sixth Supplemental Deed, dated April 2, 2009, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.37 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10.21	Up to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated October 7, 2005, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.24 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.22	First Supplemental Deed, dated November 13, 2006, to up to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated October 7, 2005, as amended, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.32 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.23	Second Supplemental Deed, dated December 21, 2007, to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated as of October 7, 2005, as amended, by and among NCL Corporation Ltd., Norwegian Pearl, Ltd., Norwegian Gem, Ltd. and a syndicate of international banks and related amended and restated Guarantees by Norwegian Pearl, Ltd. and Norwegian Gem, Ltd. (incorporated herein by reference to Exhibit 4.55 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.24	Third Supplemental Deed, dated April 2, 2009, to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated as of October 7, 2005, as amended, by and among NCL Corporation Ltd., Norwegian Pearl, Ltd., Norwegian Gem, Ltd. and a syndicate of international banks (incorporated by reference to Exhibit 4.34 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

Exhibit Number	Description of Exhibit

10.25	Shipbuilding Contract for Hull No. D33, dated September 7, 2006, by and between F3 Two, Ltd. and Aker Yards S.A., and AOM No. 1, dated September 7, 2006, AOM No. 2, dated September 7, 2006, AOM No. 3, dated September 7, 2006, and AOM No. 4, dated September 7, 2006 (incorporated herein by reference to Exhibit 4.44 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.26	Side Letter Agreement, dated as of September 7, 2006, by and between, F3 One, Ltd., F3 Two, Ltd. and Aker Yards S.A. (incorporated herein by reference to Exhibit 4.45 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.27	Amendment No. 1, dated May 22, 2007, to Shipbuilding Contract for Hull No. D33, dated September 7, 2006, by and between F3 Two, Ltd. and Aker Yards S.A. (incorporated herein by reference to Exhibit 4.66 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.28	AOM No. 5, dated November 11, 2007, AOM No. 11, dated November 6, 2007, AOM No. 12, dated November 6, 2007, AOM No. 13, Revision C, dated November 6, 2007, AOM No. 13, Revision D, dated December 15, 2007, AOM No. 14, dated November 6, 2007, AOM No. 16, dated November 6, 2007, AOM No. 18, dated November 6, 2007, AOM No. 18 A, dated December 15, 2007, AOM No. 19, dated November 6, 2007, AOM No. 22, dated November 6, 2007, AOM No. 25, dated November 6, 2007, AOM No. 28 A, dated December 15, 2007, to Shipbuilding Contract for Hull No. D33, dated September 7, 2006, by and between F3 Two, Ltd. and Aker Yards S.A. (incorporated herein by reference to Exhibit 4.68 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.29	Euro 662.9 million Syndicated Loan Facility, dated September 22, 2006, by and among F3 Two, Ltd. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd., for the construction of Hull D33 at Aker Yards S.A. (incorporated herein by reference to Exhibit 4.34 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.30	First Supplemental Deed, dated December 21, 2007, to Euro 662.9 million F3 Two Loan Facility, dated as of September 22, 2006, as amended, by and among F3 Two, Ltd., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.63 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.31	Second Supplemental Deed, dated April 24, 2008, to Euro 662.9 million F3 Two Loan Facility, dated as of September 22, 2006, as amended, by and among F3 Two, Ltd., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.70 to our annual report on Form 20-F filed on April 7, 2009 (File No. 333-128780)) +

10.32	Third Supplemental Deed, dated April 2, 2009, to Euro 662.9 million F3 Two Loan Facility, dated as of September 22, 2006, as amended, by and among F3 Two, Ltd., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.33 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10.33	Office Lease Agreement, dated as of November 27, 2006, by and between NCL (Bahamas) Ltd. and Hines Reit Airport Corporate Center LLC and related Guarantee by NCL Corporation Ltd., and First Amendment, dated November 27, 2006 (incorporated herein by reference to Exhibit 4.46 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.34	Amendment No. 1, dated December 1, 2006, Amendment No. 2, dated March 20, 2007, Amendment No. 3, dated July 31, 2007, and Amendment No. 4, dated December 10, 2007, to Office Lease Agreement, dated December 1, 2006, by and between Hines Reit Airport Corporate Center LLC and NCL (Bahamas) Ltd. (incorporated herein by reference to Exhibit 4.64 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

Exhibit Number	Description of Exhibit

10.35	Reimbursement and Distribution Agreement, dated August 17, 2007, by and among NCL Investment Ltd., Star Cruises Limited and NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.49 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.36	Shareholders’ Agreement, dated August 17, 2007, by and among NCL Investment Ltd., Star Cruises Limited and NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.48 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.37	Joinder, dated January 7, 2008, to the Shareholders’ Agreement, dated August 17, 2007, by and among NCL Corporation Ltd. and Star NCLC Holdings Ltd. (incorporated herein by reference to Exhibit 4.52 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.38	Joinder, dated January 7, 2008, to the Shareholders’ Agreement, dated August 17, 2007, by and among NCL Corporation Ltd. and NCL Investment II Ltd. (incorporated herein by reference to Exhibit 4.53 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.39	Joinder, dated January 8, 2008, to the Shareholders’ Agreement, dated August 17, 2007, by and among NCL Corporation Ltd. and TPG Viking I, L.P., TPG Viking II, L.P. and TPG Viking AIV III, L.P. (incorporated herein by reference to Exhibit 4.51 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.40	Bareboat Charter Agreement, dated June 2, 2008, by and between Pride of Aloha, Inc. and NCL (Bahamas) Ltd. (incorporated herein by reference to Exhibit 4.72 to our annual report on Form 20-F filed on April 7, 2009 (File No. 333-128780)) +

10.41	Bareboat Charter Agreement, dated January 2, 2009, by and between Ample Avenue Limited and NCL (Bahamas) Ltd. (incorporated herein by reference to Exhibit 4.73 to our annual report on Form 20-F filed on April 7, 2009 (File No. 333-128780)) +

10.42	$750.0 million Credit Agreement, dated October 28, 2009, by and among NCL Corporation Ltd., various lenders and Nordea Bank Norge ASA (incorporated by reference to Exhibit 4.39 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10.43	First Lien Intercreditor Agreement, dated November 12, 2009, by and among Nordea Bank Norge ASA and U.S. Bank National Association (incorporated by reference to Exhibit 4.38 to our annual report on Form 20-F filed on February 24, 2010 (File No. 333-128780))

12.1	Statement Regarding Computation of Ratios*

21.1	List of Subsidiaries of NCL Corporation Ltd.*

23.1	Consent of PricewaterhouseCoopers LLP*

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

23.3	Consent of Cox Hallett Wilkinson (included in Exhibit 5.2)

23.4	Consent of Cains Advocates Limited (included in Exhibit 5.3)

24.1	Powers of attorney*

25.1	Form T-1 (U.S. National Bank Association)*

99.1	Letter of Transmittal*

99.2	Notice of Guaranteed Delivery*

99.3	Letter to Brokers*

99.4	Letter to Clients*

+	Confidential treatment has been granted with respect to certain portions of this exhibit. Omitted portions have been filed separately with the SEC.
*	Previously filed.

Item 22.	Undertakings

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

The undersigned Registrants hereby undertake (i) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means and, (ii) to arrange or provide for a facility in the United States for the purpose of responding to such requests. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Miami, Florida, on May 26, 2010.

NCL CORPORATION LTD.

By:	*
Name:	Kevin M. Sheehan
Title:	Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Kevin M. Sheehan	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 26, 2010

* Tan Sri Lim Kok Thay	Director, Chairman of the Board	May 26, 2010

* David Chua Ming Huat	Director	May 26, 2010

* Marc J. Rowan	Director	May 26, 2010

* Steve Martinez	Director	May 26, 2010

* Adam M. Aron	Director	May 26, 2010

* Walter L. Revell	Director, Chairman of the Audit Committee	May 26, 2010

* Karl Peterson	Director	May 26, 2010

*By:	/S/ DANIEL S. FARKAS
Daniel S. Farkas
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Miami, Florida, on May 26, 2010.

NORWEGIAN DAWN LIMITED

By:	*
Name:	Kevin M. Sheehan
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Kevin M. Sheehan	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 26, 2010

* Gillian Ralston Jordan	Director	May 26, 2010

/S/ DANIEL S. FARKAS Daniel S. Farkas	Director	May 26, 2010

*By:	/S/ DANIEL S. FARKAS
Daniel S. Farkas
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Miami, Florida, on May 26, 2010.

NORWEGIAN SPIRIT, LTD.

By:	*
Name:	Kevin M. Sheehan
Title:	Director, Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Kevin M. Sheehan	Director, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 26, 2010

* Roberto Martinoli	Director	May 26, 2010

/S/ DANIEL S. FARKAS Daniel S. Farkas	Director	May 26, 2010

*By:	/S/ DANIEL S. FARKAS
Daniel S. Farkas
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Miami, Florida, on May 26, 2010.

NORWEGIAN STAR LIMITED

By:	*
Name:	Kevin M. Sheehan
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Kevin M. Sheehan	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 26, 2010

* Gillian Ralston Jordan	Director	May 26, 2010

/S/ DANIEL S. FARKAS Daniel S. Farkas	Director	May 26, 2010

*By:	/S/ DANIEL S. FARKAS
Daniel S. Farkas
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Miami, Florida, on May 26, 2010.

NORWEGIAN SUN LIMITED

By:	*
Name:	Kevin M. Sheehan
Title:	Director, Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Kevin M. Sheehan	Director, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 26, 2010

* Roberto Martinoli	Director	May 26, 2010

/S/ DANIEL S. FARKAS Daniel S. Farkas	Director	May 26, 2010

*By:	/S/ DANIEL S. FARKAS
Daniel S. Farkas
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Memorandum of Association of NCL Corporation Ltd. (incorporated herein by reference to Exhibit 3(a) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780))

3.2	Amended and Restated Bye-Laws of NCL Corporation Ltd. dated January 7, 2008 (incorporated herein by reference to Exhibit 4.47 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

4.1	Indenture, dated November 12, 2009, by and among NCL Corporation Ltd. as Issuer and Norwegian Dawn Limited, Norwegian Sun Limited, Norwegian Spirit, Ltd. and Norwegian Star Limited as subsidiary guarantors and US Bank National Association as Indenture Trustee with respect to $450.0 million 11.75% Senior Notes due 2016 (incorporated by reference to Exhibit 2.5 to our annual report on Form 20-F filed on February 24, 2010 (File No. 333-128780))

4.2	Registration Rights Agreement, dated November 12, 2009, by and among NCL Corporation Ltd. and Norwegian Star Limited, Norwegian Spirit, Ltd., Norwegian Sun Limited and Norwegian Dawn Limited, as guarantors and Deutsche Bank Securities, Inc., Barclays Capital, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. with respect to $450.0 million 11.75% Senior Notes due 2016 (incorporated by reference to Exhibit 2.6 to our annual report on Form 20-F filed on February 24, 2010 (File No. 333-128780))

5.1	Opinion of O’Melveny & Myers LLP*

5.2	Opinion of Cox Hallett Wilkinson*

5.3	Opinion of Cains Advocates Limited*

10.1	Euro 298.0 million Pride of America Loans, dated as of April 4, 2003, by and among Ship Holding LLC and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4(e) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780)) +

10.2	Supplemental Amendments, dated June 1, 2005, to Euro 298.0 million Pride of America Loans, dated as of April 4, 2003, by and among Pride of America Ship Holding, Inc., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.6 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333- 128780))

10.3	Seventh Supplemental Deed to Euro 258.0 million Pride of America Loans and Sixth Supplemental Deed to Euro 40.0 million Pride of America Loans, both dated November 13, 2006, to Euro 298.0 million Pride of America Loans, dated as of April 4, 2003, as amended, by an agreement dated April 20, 2004, by and among Pride of America Ship Holding, Inc. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.27 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.4	Eighth Supplemental Deed to Euro 258.0 million Pride of America Loan and Seventh Supplemental Deed to Euro 40.0 million Pride of America Loan, each dated as of April 4, 2003, each as amended, dated December 21, 2007, by and among Pride of America Ship Holding, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantees by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.58 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

Exhibit Number	Description of Exhibit

10.5	Ninth Supplemental Deed to Euro 258.0 million Pride of America Loan and Eighth Supplemental Deed to Euro 40.0 million Pride of America Loan, each dated as of April 4, 2003, each as amended, dated April 2, 2009, by and among Pride of America Ship Holding, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.36 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10. 6	Merchant Services Bankcard Agreement, dated as of March 26, 2004, among NCL Corporation Ltd., Chase Merchant Services, LLC and JPMorgan Chase Bank (incorporated herein by reference to Exhibit 10(a) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780))

10.7	Facility Agreement, dated as of September 23, 2005, in connection with Letters of Credit required by the Merchant Services Bankcard Agreement, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.9 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.8	First Supplemental Deed, dated November 13, 2006, to Facility Agreement, dated September 23, 2005, in connection with Letters of Credit required by the Merchant Services Bankcard Agreement, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.29 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.9	Third Supplemental Deed, dated December 21, 2007, to Facility Agreement, dated as of September 23, 2005, as amended, in connection with Letters of Credit required by the Merchant Services Bankcard Agreement, by and among NCL Corporation Ltd., Norwegian Sun Limited, Norwegian Dawn Limited and a syndicate of international banks (incorporated herein by reference to Exhibit 4.61 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.10	Euro 334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, by and among Norwegian Jewel Limited and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4(h) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780)) +

10.11	First Supplemental Deed, dated as of September 30, 2005, to Euro 334.1 million Norwegian Jewel Loan, by and among Norwegian Jewel Limited, NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.11 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.12	Second Supplemental Deed, dated April 4, 2006, and Third Supplemental Deed, dated November 13, 2006, to $334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, as amended, by and among Norwegian Jewel Limited and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.30 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.13	Fourth Supplemental Deed, dated December 21, 2007, to $334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, as amended, by and among Norwegian Jewel Limited, NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.57 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.14	Fifth Supplemental Deed, dated April 2, 2009, to $334.1 million Norwegian Jewel Loan, dated as of April 20, 2004, as amended, by and among Norwegian Jewel Limited, NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.35 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

Exhibit Number	Description of Exhibit

10.15	Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4(i) to our registration statement on Form F-4 filed on October 3, 2005 (File No. 333-128780)) +

10.16	Second Supplemental Deed, dated as of September 30, 2005, to Euro 308.1 million Pride of Hawai’i Loan, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.13 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.17	Third Supplemental Deed, dated November 13, 2006, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.31 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.18	Fourth Supplemental Deed, dated December 21, 2007, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.59 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.19	Fifth Supplemental Deed, dated February 10, 2008, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.60 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.20	Sixth Supplemental Deed, dated April 2, 2009, to Euro 308.1 million Pride of Hawai’i Loan, dated as of April 20, 2004, as amended, by and among Pride of Hawai’i, Inc., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.37 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10.21	Up to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated October 7, 2005, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.24 to our annual report on Form 20-F filed on March 29, 2006 (File No. 333-128780))

10.22	First Supplemental Deed, dated November 13, 2006, to up to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated October 7, 2005, as amended, by and among NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.32 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.23	Second Supplemental Deed, dated December 21, 2007, to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated as of October 7, 2005, as amended, by and among NCL Corporation Ltd., Norwegian Pearl, Ltd., Norwegian Gem, Ltd. and a syndicate of international banks and related amended and restated Guarantees by Norwegian Pearl, Ltd. and Norwegian Gem, Ltd. (incorporated herein by reference to Exhibit 4.55 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.24	Third Supplemental Deed, dated April 2, 2009, to Euro 624.0 million Norwegian Pearl and Norwegian Gem Revolving Loan Facility Agreement, dated as of October 7, 2005, as amended, by and among NCL Corporation Ltd., Norwegian Pearl, Ltd., Norwegian Gem, Ltd. and a syndicate of international banks (incorporated by reference to Exhibit 4.34 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

Exhibit Number	Description of Exhibit

10.25	Shipbuilding Contract for Hull No. D33, dated September 7, 2006, by and between F3 Two, Ltd. and Aker Yards S.A., and AOM No. 1, dated September 7, 2006, AOM No. 2, dated September 7, 2006, AOM No. 3, dated September 7, 2006, and AOM No. 4, dated September 7, 2006 (incorporated herein by reference to Exhibit 4.44 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.26	Side Letter Agreement, dated as of September 7, 2006, by and between, F3 One, Ltd., F3 Two, Ltd. and Aker Yards S.A. (incorporated herein by reference to Exhibit 4.45 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.27	Amendment No. 1, dated May 22, 2007, to Shipbuilding Contract for Hull No. D33, dated September 7, 2006, by and between F3 Two, Ltd. and Aker Yards S.A. (incorporated herein by reference to Exhibit 4.66 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.28	AOM No. 5, dated November 11, 2007, AOM No. 11, dated November 6, 2007, AOM No. 12, dated November 6, 2007, AOM No. 13, Revision C, dated November 6, 2007, AOM No. 13, Revision D, dated December 15, 2007, AOM No. 14, dated November 6, 2007, AOM No. 16, dated November 6, 2007, AOM No. 18, dated November 6, 2007, AOM No. 18 A, dated December 15, 2007, AOM No. 19, dated November 6, 2007, AOM No. 22, dated November 6, 2007, AOM No. 25, dated November 6, 2007, AOM No. 28 A, dated December 15, 2007, to Shipbuilding Contract for Hull No. D33, dated September 7, 2006, by and between F3 Two, Ltd. and Aker Yards S.A. (incorporated herein by reference to Exhibit 4.68 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.29	Euro 662.9 million Syndicated Loan Facility, dated September 22, 2006, by and among F3 Two, Ltd. and a syndicate of international banks and related Guarantee by NCL Corporation Ltd., for the construction of Hull D33 at Aker Yards S.A. (incorporated herein by reference to Exhibit 4.34 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.30	First Supplemental Deed, dated December 21, 2007, to Euro 662.9 million F3 Two Loan Facility, dated as of September 22, 2006, as amended, by and among F3 Two, Ltd., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.63 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.31	Second Supplemental Deed, dated April 24, 2008, to Euro 662.9 million F3 Two Loan Facility, dated as of September 22, 2006, as amended, by and among F3 Two, Ltd., NCL Corporation Ltd. and a syndicate of international banks (incorporated herein by reference to Exhibit 4.70 to our annual report on Form 20-F filed on April 7, 2009 (File No. 333-128780)) +

10.32	Third Supplemental Deed, dated April 2, 2009, to Euro 662.9 million F3 Two Loan Facility, dated as of September 22, 2006, as amended, by and among F3 Two, Ltd., NCL Corporation Ltd. and a syndicate of international banks and related amended and restated Guarantee by NCL Corporation Ltd. (incorporated by reference to Exhibit 4.33 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10.33	Office Lease Agreement, dated as of November 27, 2006, by and between NCL (Bahamas) Ltd. and Hines Reit Airport Corporate Center LLC and related Guarantee by NCL Corporation Ltd., and First Amendment, dated November 27, 2006 (incorporated herein by reference to Exhibit 4.46 to our annual report on Form 20-F filed on March 6, 2007 (File No. 333-128780)) +

10.34	Amendment No. 1, dated December 1, 2006, Amendment No. 2, dated March 20, 2007, Amendment No. 3, dated July 31, 2007, and Amendment No. 4, dated December 10, 2007, to Office Lease Agreement, dated December 1, 2006, by and between Hines Reit Airport Corporate Center LLC and NCL (Bahamas) Ltd. (incorporated herein by reference to Exhibit 4.64 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780)) +

10.35	Reimbursement and Distribution Agreement, dated August 17, 2007, by and among NCL Investment Ltd., Star Cruises Limited and NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.49 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

Exhibit Number	Description of Exhibit

10.36	Shareholders’ Agreement, dated August 17, 2007, by and among NCL Investment Ltd., Star Cruises Limited and NCL Corporation Ltd. (incorporated herein by reference to Exhibit 4.48 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.37	Joinder, dated January 7, 2008, to the Shareholders’ Agreement, dated August 17, 2007, by and among NCL Corporation Ltd. and Star NCLC Holdings Ltd. (incorporated herein by reference to Exhibit 4.52 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.38	Joinder, dated January 7, 2008, to the Shareholders’ Agreement, dated August 17, 2007, by and among NCL Corporation Ltd. and NCL Investment II Ltd. (incorporated herein by reference to Exhibit 4.53 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.39	Joinder, dated January 8, 2008, to the Shareholders’ Agreement, dated August 17, 2007, by and among NCL Corporation Ltd. and TPG Viking I, L.P., TPG Viking II, L.P. and TPG Viking AIV III, L.P. (incorporated herein by reference to Exhibit 4.51 to our annual report on Form 20-F filed on March 13, 2008 (File No. 333-128780))

10.40	Bareboat Charter Agreement, dated June 2, 2008, by and between Pride of Aloha, Inc. and NCL (Bahamas) Ltd. (incorporated herein by reference to Exhibit 4.72 to our annual report on Form 20-F filed on April 7, 2009 (File No. 333-128780)) +

10.41	Bareboat Charter Agreement, dated January 2, 2009, by and between Ample Avenue Limited and NCL (Bahamas) Ltd. (incorporated herein by reference to Exhibit 4.73 to our annual report on Form 20-F filed on April 7, 2009 (File No. 333-128780)) +

10.42	$750.0 million Credit Agreement, dated October 28, 2009, by and among NCL Corporation Ltd., various lenders and Nordea Bank Norge ASA (incorporated by reference to Exhibit 4.39 to Amendment No. 1 to our annual report on Form 20-F filed on May 25, 2010 (File No. 333-128780)) +

10.43	First Lien Intercreditor Agreement, dated November 12, 2009, by and among Nordea Bank Norge ASA and U.S. Bank National Association (incorporated by reference to Exhibit 4.38 to our annual report on Form 20-F filed on February 24, 2010 (File No. 333-128780))

12.1	Statement Regarding Computation of Ratios*

21.1	List of Subsidiaries of NCL Corporation Ltd.*

23.1	Consent of PricewaterhouseCoopers LLP*

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

23.3	Consent of Cox Hallett Wilkinson (included in Exhibit 5.2)

23.4	Consent of Cains Advocates Limited (included in Exhibit 5.3)

24.1	Powers of attorney*

25.1	Form T-1 (U.S. National Bank Association)*

99.1	Letter of Transmittal*

99.2	Notice of Guaranteed Delivery*

99.3	Letter to Brokers*

99.4	Letter to Clients*

+	Confidential treatment has been granted with respect to certain portions of this exhibit. Omitted portions have been filed separately with the SEC.
*	Previously filed.